Name of Trust: VALIC Co I

Name of Fund: Core Equity Fund

"Name of Sub-Adviser: Black Rock Investment
Management, LLC"

QUARTER ENDED: 02/27/2015

Procedures Pursuant to Rule 10f-3



						3

1	Name of Underwriters
	PNC Capital Markets LLC
     	(See prospectus attached)


2	Name of Issuer
	Aramark Equity

3	Title of Security
	Aramark Equity

4	Date of First Offering
	12/12/2014

5	Amount of Total Offering
		840000000

6	Unit Price
	28

7	Underwriting Spread or Commission
			0.98 per share


8	Dollar Amount of Purchases
		286720

9	Percentage of Offering Purchased
			0.03%
	by Portfolio



10	Percentage of Portfolio Assets
		0.11%
	Applied to Purchase


11	Name(s) of Underwriter(s) or
		Goldman Sachs & Co.
	Dealer(s) from whom Purchased



Name of Trust: VALIC Co I

Name of Fund: Global Real Estate Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 2/28/2015

Procedures Pursuant to Rule 10f-3


	Securities Purchased
						1

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
CREDIT SUISSE SECURITIES (USA) LLC
DBS BANK LTD.
DEUTSCHE BANK SECURITIES INC.
STANDARD CHARTERED BANK
"
     	(See prospectus attached)


2	Name of Issuer
	Keppel DC REIT

3	Title of Security
	KEPPEL DC REIT

4	Date of First Offering
	12/05/14

5	Amount of Total Offering
		"551,454,000"

6	Unit Price
	0.930

7	Underwriting Spread or Commission
			0.0186

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"187,000.00"

15	Dollar Amount of Purchases
		"$132,841.07"

16	Number of Shares Purchased
		"187,000.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.0340%
	by Portfolio


19	Percentage of Offering Purchased by
			0.0568%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	0.0907%

21	Percentage of Portfolio Assets
		0.0466%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		"CREDIT SUISSE (HONG KONG) LIMITED
"
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)




					VALIC
Companyy I
					Government
Securities Fund
					J.P. Morgan
Investment Management Inc.
"                                                                    QUARTER
ENDED:  February 28, 2015"


                                              Procedures Pursuant to
Rule 10f-3




	Securities Purchased
						1

1	Name of Underwriters
	"Bank of America Merrill Lynch, Barclays
Capital, Deutsche Bank Securities Inc, JPMorgan
Securities, Citigroup Global Markets Inc, Morgan
Stanley, RBS Securities Corp, UBS Securities LLC, HSBC
Securities, Mizuho Securities USA Inc, US Bancorp
Investments Inc, Wells Fargo Securities LLC "


2	Name of Issuer
	"Medtronic Inc (MDT 3.15% March 15, 2022
144A)"

3	Title of Security
	Debt

4	Date of First Offering
	12/1/2014

5	Amount of Total Offering
		"2,500,000,000"

6	Unit Price
	$99.791

7	Underwriting Spread or Commission
			0.40%

8	Rating					A3/A

9	Maturity Date
	3/15/2022

10	Current Yield
	3.04%

11	Yield to Maturity
	2.60%

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			" $30,364,405.00 "

15	Dollar Amount of Purchases
		"$249,477.50"

16	Number of Shares Purchased
		" 250,000 "

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased
			0.010%
	by Portfolio


19	Percentage of Offering Purchased by
			1.220%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	1.230%

21	Percentage of Portfolio Assets
		0.160%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		BofA Merrill Lynch
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)


					VALIC
Companyy I
					Government
Securities Fund
					J.P. Morgan
Investment Management Inc.
"                                                                QUARTER
ENDED:  November 30, 2014"


                                           Procedures Pursuant to
Rule 10f-3




	Securities Purchased
						1

1	Name of Underwriters
	"Barclays
J.P. Morgan
Deutsche Bank Securities
Morgan Stanley
Santander
RBC Capital Markets
BBVA
BofA Merrill Lynch
Citigroup
Credit Agricole
 CIB
   Credit Suisse
Goldman, Sachs & Co.
   Lloyds Securities
   Mitsubishi
 UFJ Securities
   Mizuho Securities
"


2	Name of Issuer
	"DIRECTV Holdings LLC and DIRECTV Financing
Co., Inc. (DTV 3.95% January 15, 2025)"

3	Title of Security
	Debt

4	Date of First Offering
	12/2/2014

5	Amount of Total Offering
		"1,200,000,000"

6	Unit Price
	$99.313

7	Underwriting Spread or Commission
			0.45%

8	Rating
	Baa2/BBB

9	Maturity Date
	1/15/2025

10	Current Yield
	3.85%

11	Yield to Maturity
	3.62%

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			" $20,440,602.00 "

15	Dollar Amount of Purchases
		"$169,825.23"

16	Number of Shares Purchased
		" 171,000 "

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased
			0.014%
	by Portfolio


19	Percentage of Offering Purchased by
			1.720%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	1.734%

21	Percentage of Portfolio Assets
		0.110%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		Morgan Stanley and Company
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)


					VALIC
Companyy I
					Government
Securities Fund
					J.P. Morgan
Investment Management Inc.
"                                                                    QUARTER
ENDED:  November 30, 2014"


                                     Procedures Pursuant to
Rule 10f-3




	Securities Purchased
						1

1	Name of Underwriters
	"J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
RBC Capital Markets, LLC
SunTrust Robinson Humphrey, Inc.
Barclays Capital Inc.
Mitsubishi UFJ Securities (USA), Inc.
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC"


2	Name of Issuer
	"Magellan Midstream Partners, L.P. (MMP
3.20% March 15, 2025)"

3	Title of Security
	Debt

4	Date of First Offering
	2/25/2015

5	Amount of Total Offering
		"250,000,000"

6	Unit Price
	$99.871

7	Underwriting Spread or Commission
			0.65%

8	Rating
	Baa1/BBB+

9	Maturity Date
	3/15/2025

10	Current Yield
	3.21%

11	Yield to Maturity
	3.22%

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			" $249,677,500.00 "

15	Dollar Amount of Purchases
		"$136,823.27"

16	Number of Shares Purchased
		" 137,000 "

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased
			0.055%
	by Portfolio


19	Percentage of Offering Purchased by
			2.530%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	2.585%

21	Percentage of Portfolio Assets
		0.080%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		RBC Capital Markets
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)



					VALIC
Companyy I
					Growth &
Income Fund
					J.P. Morgan
Investment Management Inc.
"                                                                    QUARTER
ENDED:  February 28, 2015"


                                                  Procedures Pursuant to
Rule 10f-3




	Securities Purchased
						1

1	Name of Underwriters
	"Goldman, Sachs & Co.
BofA Merrill"
						"Lynch
Barclays
Ciitgroup
J.P. Morgan
Morgan"

	"Stanley
RBC Capital Markets
RBS
TD"

	"Securities
BBVA
BNP Paribas
Credit Agricole"
						"CIB
EA Markets
HSBC
Macquarie"
						"Capital
Mizuho"

	"Securities
Santander
Scotiabank
SMBC"
						"Nikko
SunTrust"

2	Name of Issuer
	American Tower Corporation (AMT) Secondary

3	Title of Security
	Equity

4	Date of First Offering
	42061

5	Amount of Total Offering
		2279500000

6	Unit Price
	97

7	Underwriting Spread or Commission
			2.5705

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			N/A

15	Dollar Amount of Purchases
		310400

16	Number of Shares Purchased
		3200

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased
			0.00013617
	by Portfolio


19	Percentage of Offering Purchased by
			0.0704
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	0.07053617

21	Percentage of Portfolio Assets
		0.0025
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		"Goldman, Sachs & Co."
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)


VALIC Company I

Mid Cap Strategic Growth Fund

 Morgan Stanley Investment Management Inc.

"QUARTER ENDED:  February 28, 2015"


Procedures Pursuant to Rule 10f-3



	Securities Purchased
						1

1	Name of Underwriters

     	(See prospectus attached)


2	Name of Issuer
	Lendingclub Corp.

3	Title of Security
	Common Stock

4	Date of First Offering
	41983

5	Amount of Total Offering
		870000000

6	Unit Price
	15

7	Underwriting Spread or Commission
			0.8625

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			N/A

15	Dollar Amount of Purchases
		416055

16	Number of Shares Purchased
		27737

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased

	by Portfolio
	0.000478

19	Percentage of Offering Purchased by
			0.034005
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	0.034483

21	Percentage of Portfolio Assets
		0.0023
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		Goldman Sachs
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)


Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 2/28/2015

Procedures Pursuant to Rule 10f-3



	Securities Purchased
						1

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
ALLEN & COMPANY LLC
BMO CAPITAL MARKETS CORP.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
MORGAN STANLEY & CO. LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
WELLS FARGO SECURITIES, LLC
WILLIAM BLAIR & COMPANY, L.L.C.
"
     	(See prospectus attached)


2	Name of Issuer
	LendingClub Corp

3	Title of Security
	LENDINGCLUB CORPORATION

4	Date of First Offering
	12/11/2014

5	Amount of Total Offering
		"58,000,000"

6	Unit Price
	15.000

7	Underwriting Spread or Commission
			0.8625

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"11,871.00"

15	Dollar Amount of Purchases
		"$178,065.00"

16	Number of Shares Purchased
		"11,871.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.0205%
	by Portfolio


19	Percentage of Offering Purchased by
			2.7425%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	2.7630%

21	Percentage of Portfolio Assets
		0.1511%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		"MORGAN STANLEY & CO. LLC
"
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)



Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 2/28/2015

Procedures Pursuant to Rule 10f-3



						1

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES LLC
JEFFERIES LLC
MORGAN STANLEY & CO. LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C.
"
     	(See prospectus attached)


2	Name of Issuer
	Shake Shack Inc

3	Title of Security
	SHAKE SHACK INC.

4	Date of First Offering
	1/29/2015

5	Amount of Total Offering
		"5,000,000"

6	Unit Price
	21.000

7	Underwriting Spread or Commission
			1.4700

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			549.00

15	Dollar Amount of Purchases
		"$11,529.00"

16	Number of Shares Purchased
		549.00

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.0110%
	by Portfolio


19	Percentage of Offering Purchased by
			1.0131%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	1.0241%

21	Percentage of Portfolio Assets
		0.0095%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		"MORGAN STANLEY & CO. LLC
"
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)



Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 5/31/2015

Procedures Pursuant to Rule 10f-3



	Securities Purchased
						1

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL"
     	(See prospectus attached)
		"INC.
CITIGROUP GLOBAL MARKETS"
						"INC.
DEUTSCHE BANK SECURITIES INC.
J.P."

	"MORGAN SECURITIES LLC
JEFFERIES LLC
MERRILL"

	"LYNCH, PIERCE, FENNER & SMITH,"

	"INCORPORATED
MORGAN STANLEY & CO."
						"LLC
NOMURA SECURITIES INTERNATION"


2	Name of Issuer
	Axalta Coating Systems Ltd

3	Title of Security
	AXALTA COATING SYSTEMS LTD.

4	Date of First Offering
	04/02/15

5	Amount of Total Offering
		"40,000,000"

6	Unit Price
	28.000

7	Underwriting Spread or Commission
			0.9750

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"6,086.00"

15	Dollar Amount of Purchases
		"$170,408.00"

16	Number of Shares Purchased
		"6,086.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.000152
	by Portfolio


19	Percentage of Offering Purchased by
			4.5346%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	4.5498%

21	Percentage of Portfolio Assets
		0.1305%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		CITIGROUP GLOBAL MARKETS INC.
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)


Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 5/31/2015

Procedures Pursuant to Rule 10f-3

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
BMO CAPITAL MARKETS CORP.
CIBC WORLD MARKETS INC.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
EVERCORE GROUP L.L.C.
J.P. MORGAN SECURITIES LLC
ROSENBLATT SECURITIES INC
SANDLER, O'NEILL & PARTNERS, L.P.
UBS SECURITIES LLC"
     	(See prospectus attached)


2	Name of Issuer
	Virtu Financial Inc

3	Title of Security
	"VIRTU FINANCIAL, INC."

4	Date of First Offering
	04/16/15

5	Amount of Total Offering
		"16,532,272"

6	Unit Price
	19.000

7	Underwriting Spread or Commission
			1.3300

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"5,256.00"

15	Dollar Amount of Purchases
		"$99,864.00"

16	Number of Shares Purchased
		"5,256.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.0318%
	by Portfolio


19	Percentage of Offering Purchased by
			3.0229%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	3.0547%

21	Percentage of Portfolio Assets
		0.0750%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		J.P. MORGAN SECURITIES LLC
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)



Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 5/31/2015

Procedures Pursuant to Rule 10f-3

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
ALLEN & COMPANY LLC
BMO CAPITAL MARKETS CORP.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
MORGAN STANLEY & CO. LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED
WELLS FARGO SECURITIES, LLC
WILLIAM BLAIR & COMPANY, L.L.C.
"
     	(See prospectus attached)


2	Name of Issuer
	Bojangles' Inc

3	Title of Security
	"BOJANGLES', INC."

4	Date of First Offering
	05/08/15

5	Amount of Total Offering
		"7,750,000"

6	Unit Price
	19.000

7	Underwriting Spread or Commission
			1.3300

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"1,109.00"

15	Dollar Amount of Purchases
		"$21,071.00"

16	Number of Shares Purchased
		"1,109.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.0143%
	by Portfolio


19	Percentage of Offering Purchased by
			1.276%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	1.2904%

21	Percentage of Portfolio Assets
		0.0161%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		"MERRILL LYNCH, PIERCE, FENNER &"
	Dealer(s) from whom Purchased
			"SMITH, INCORPORATED
"

23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)


Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 5/31/2015

Procedures Pursuant to Rule 10f-3

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
(GS) GOLDMAN, SACHS & CO.
CANACCORD GENUITY INC.
CREDIT SUISSE SECURITIES (USA) LLC
ROBERT W BAIRD & CO INCORPORATED
STIFEL, NICOLAUS & COMPANY, INCORPORATED
SUNTRUST ROBINSON HUMPHREY, INC.
"
     	(See prospectus attached)


2	Name of Issuer
	Freshpet Inc

3	Title of Security
	"FRESHPET, INC."

4	Date of First Offering
	04/30/15

5	Amount of Total Offering
		"5,313,351"

6	Unit Price
	21.470

7	Underwriting Spread or Commission
			1.0500

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"15,214.00"

15	Dollar Amount of Purchases
		"$326,644.60"

16	Number of Shares Purchased
		"15,214.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.2863%
	by Portfolio


19	Percentage of Offering Purchased by
			5.8774%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	6.1637%

21	Percentage of Portfolio Assets
		0.2533%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		CREDIT SUISSE SECURITIES (USA) LLC
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)



Name of Trust: VALIC Co I

Name of Fund: Small-Mid Growth Fund

Name of Sub-Adviser: Goldman Sachs Asset
Management L.P.

QUARTER ENDED: 5/31/2015

Procedures Pursuant to Rule 10f-3

1	Name of Underwriters
	"(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
DOWLING & PARTNERS SECURITIES LLC
J.P. MORGAN SECURITIES LLC
KEEFE, BRUYETTE & WOODS, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED
MIZUHO SECURITIES USA INC.
PIPER JAFFRAY & CO
STEPHENS INC.
SUNTRUST ROBINSON HUMPHREY, INC.
WELLS FARGO SECURITIES, LLC
"
     	(See prospectus attached)


2	Name of Issuer
	Black Knight Financial Service

3	Title of Security
	BLACK KNIGHT FINANCIAL SERVICES INC.

4	Date of First Offering
	05/20/15

5	Amount of Total Offering
		"18,000,000"

6	Unit Price
	24.500

7	Underwriting Spread or Commission
			1.3475

8	Rating					N/A

9	Maturity Date
	N/A

10	Current Yield
	N/A

11	Yield to Maturity
	N/A

12	Subordination Features
	Common Stock

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			"6,805.00"

15	Dollar Amount of Purchases
		"$166,722.50"

16	Number of Shares Purchased
		"6,805.00"

17	Years of Continuous Operation
		At least 3 years of Operation

18	Percentage of Offering Purchased
			0.0378%
	by Portfolio


19	Percentage of Offering Purchased by
			2.768%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	2.8056%

21	Percentage of Portfolio Assets
		0.1252%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		"MERRILL LYNCH, PIERCE, FENNER &"
	Dealer(s) from whom Purchased
			"SMITH, INCORPORATED
"

23	"Is the Adviser, any Subadviser"
		YES
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			NO
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			YES
(Yes or No)



VALIC Companyy I

Government Securities Fund

J.P. Morgan Investment Management Inc.



                                        Procedures Pursuant to
Rule 10f-3




Securities Purchased
						1

1	Name of Underwriters
	"J.P. Morgan Securities  LLC
Mizuho Securities USA Inc.
Wells Fargo  Securities, LLC
Barclays Capital Inc.
BNP Paribas Securities Corp.
HSBC Securities Inc.
Mitsubishi UFJ Securities Inc.
RBS Securities Inc.
SMBC Nikko Securities Inc.
TD Securities LLC
ANZ Securities Inc.
Citigroup Global Markets Inc.
DNB Markets, Inc.
Lloyds Securities Inc.
Scotia Capital Inc.
Morgan Stanley & Co. LLC
BBVA Securities Inc.
Credit Agricole Securities Inc.
Fifth Third Securities,  Inc.
PNC Capital Markets LLC
Santander Investment Securities Inc.
Academy Securities, Inc.
Blaylock Beal Van, LLC
Drexel Hamilton, LLC
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company, Inc.
Siebert Brandford Shank & Co., L.L.C.
The Williams Capital Group, L.P."


2	Name of Issuer
	"Actavis Funding SCS (ACT 3.45% March 15,
2022)"

3	Title of Security
	Debt

4	Date of First Offering
	3/3/2015

5	Amount of Total Offering
		"3,000,000,000"

6	Unit Price
	$99.858

7	Underwriting Spread or Commission
			0.63%

8	Rating					BBB-

9	Maturity Date
	3/15/2022

10	Current Yield
	3.42%

11	Yield to Maturity
	3.31%

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			" $2,995,740,000.00 "

15	Dollar Amount of Purchases
		"$125,821.08"

16	Number of Shares Purchased
		" 126,000 "

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased
			0.004%
	by Portfolio


19	Percentage of Offering Purchased by
			0.740%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	0.744%

21	Percentage of Portfolio Assets
		0.080%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		Wells Fargo Advisors
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)




					VALIC
Companyy I
					Government
Securities Fund
					J.P. Morgan
Investment Management Inc.
"                                                                    QUARTER
ENDED:  May 31, 2015"


                                                        Procedures Pursuant to
Rule 10f-3



	Securities Purchased
						1

1	Name of Underwriters
	"BofA Merrill Lynch
Citigroup
Morgan Stanley
Wells Fargo Securities
Barclays
BNP Paribas
Credit Agricole CIB
Credit Suisse
Deutsche Bank Securites
J.P. Morgan
BNY Mellon Capital Markets, LLC
Lloyds Securities
Mizuho Securities
MUFG
Ramirez & Co., Inc.
Santander
Scotiabank
Siebert Brandford Shank & Co,. L.L.C.
SMBC Nikko
Societe Generale"


2	Name of Issuer
	"Time Warner Inc (TWX 3.60% July 15, 2025)"

3	Title of Security
	Debt

4	Date of First Offering
	5/28/2015

5	Amount of Total Offering
		"1,500,000,000"

6	Unit Price
	$99.760

7	Underwriting Spread or Commission
			0.45%

8	Rating					BBB

9	Maturity Date
	7/15/2025

10	Current Yield
	3.61%

11	Yield to Maturity
	3.64%

12	Subordination Features
	N/A

13	Nature of issuing Political
		N/A
	"Entity, if any, including in"

	"the case of revenue bonds,"

	underlying entity supplying

	the revenue


14	Total Par Value of Bonds Purchased
			" $1,496,400,000.00 "

15	Dollar Amount of Purchases
		"$498,800.00"

16	Number of Shares Purchased
		" 500,000 "

17	Years of Continuous Operation
		3+

18	Percentage of Offering Purchased
			0.033%
	by Portfolio


19	Percentage of Offering Purchased by
			2.810%
	other Portfolios of the Trust and

	other Investment Companies advised

	by the Adviser or any Subadviser


20	Sum of (18) and (19)
	2.843%

21	Percentage of Portfolio Assets
		0.310%
	Applied to Purchase


22	Name(s) of Underwriter(s) or
		BofA Merrill Lynch
	Dealer(s) from whom Purchased


23	"Is the Adviser, any Subadviser"
		Yes
	or any person of which the Adviser

	"or Subadviser is an ""affiliated"

	"person"", a Manager or Co-Manager"

	of Offering?


24	Were Purchases Designated as Group
			No
	Sales or otherwise allocated to the

	"Adviser, any Subadviser or any person"

	of whom the Adviser or Subadviser is

	"an ""affiliated person""?"


25 Was the Offering Fully Subscribed?
			Yes
(Yes or No)